SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                               September 10, 2004
                               ------------------
                                 Date of Report
                        (Date of earliest event reported)





                            MEMBERWORKS INCORPORATED
                            ------------------------
             (Exact name of registrant as specified in its charter)





       DELAWARE                        0-21527                   06-1276882
-------------------------     -----------------------     ---------------------
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)




                               680 Washington Blvd
                           Stamford, Connecticut 06901
                          -----------------------------
                    (Address of principal executive offices,
                               including zip code)



                                 (203) 324-7635
                                ----------------
                         (Registrant's telephone number,
                              including area code)

                            MEMBERWORKS INCORPORATED


Item 8.01. Other Events

Attached as exhibit 99.2 to this Current Report on Form 8-K is the financial results for Lavalife Inc. for the three and six months ended March 31, 2004 and 2003. Also attached as exhibit 99.1 is the pro forma condensed combined balance sheet as of March 31, 2004 and the unaudited pro form condensed combined statement of operating for the nine months ended March 31, 2004. Both of these exhibits update the financial statements and pro forma financial information that was previously filed on a Form 8-K dated March 26, 2004. Attached as exhibit 99.3 to this Current Report on Form 8-K is updated report of the independent auditors, financial statements and related notes for the year ended June 30, 2003, which include footnote disclosure for guarantor and nonguarantor financial information related to the Company's senior notes due 2014.


Item 9.01. Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)  Financial Statements:
     Lavalife Inc. Unaudited Condensed Consolidated Financial Statements for the Three and Six Months Ended March 31, 2004 and 2003.
     MemberWorks Incorporated Audited Financial Statements for the Years Ended June 30, 2003, 2002 and 2001.

(b)  Pro Forma Financial Information:
     Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2004. Notes to Unaudited Pro Forma Condensed Combined Balance Sheet.
     Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended March 31, 2004.
     Notes to Unaudited Pro Forma Condensed Combined Statements of Operations.

(c)  The following exhibits are included as part of this report:

99.1 Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2004. Notes to Unaudited Pro Forma Condensed Combined Balance Sheet.
     Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended March 31, 2004.
     Notes to Unaudited Pro Forma Condensed Combined Statements of Operations.

99.2 Unaudited Condensed Consolidated Financial Statements for the Three and Six Months Ended March 31, 2004 and 2003.
     Consolidated Balance Sheets as of June 30, 2003 and 2002.
     Consolidated Statements of Operations for the Years Ended June 30, 2003, 2002 and 2001.

99.3 Report of the Independent Auditors.
     Consolidated Statements of Shareholders' Deficit for the Years Ended June 30, 2003, 2002 and 2001.
     Consolidated Statements of Cash Flows for the Years Ended June 30, 2003, 2002 and 2001.
     Notes to the Consolidated Financial Statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      MEMBERWORKS INCORPORATED
                                      (Registrant)


Date:  September 10, 2004             By:   /s/ Gary A. Johnson
                                            -----------------------------
                                            Gary A. Johnson, President
                                            and Chief Executive Officer